Exhibit 99.2

Making it Possible | August 2022

eyenovia.com 1 Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our clinical trials, including, but not limited to, the costs, design, initiation and enrollment (which could still be adversely impacted by the COVID-19 pandemic and resulting decrease in the number of enrolling patients), timing, progress and results of such trials; the timing of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates; the potential impacts of COVID- 19 and related economic disruptions on our supply chain, including the availability of sufficient components and materials used in our product candidates; the potential advantages of our product candidates and platform technology; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our product candidates; reliance on third parties to develop and commercialize our product candidates; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward-looking statements. Forward-Looking Statements

2 Eyenovia at a Glance Our Optejet® Microdose Array Print (MAP™) technology is designed to improve the lives of patients and enhance the practice of optometry and ophthalmic medicine. Our commercial model is designed to maximize the value of our assets while maintaining an efficient cost structure for the benefit of our shareholders. Optejet® Available For Licensing to Increase Therapeutic Coverage MicroPine Licensed to Increase Commercial Reach Eyenovia retains MydCombi™ and MicroLine in the US

eyenovia.com LATE-STAGE THERAPEUTICS PIPELINE MydCombi™ for mydriasis / pupil dilation: - Planned NDA submission 4Q 2022 MicroPine for pediatric progressive myopia: - Phase 3 CHAPERONE IND transferred to Bausch+Lomb MicroLine for presbyopia / improved near vision: - Phase 3 VISION-1 study successfully completed 2Q 2021 - Second Phase 3 VISION-2 study completion targeted 2H 2022 3 DEVELOPMENT AND COMMERCIALIZATION PARTNERSHIPS with leading eyecare companies validate technology and provide significant non-dilutive capital Arctic Vision – MicroPine, MicroLine and MydCombi for Greater China and South Korea; clinical study enrollment underway Bausch Health – MicroPine in the US and Canada Transforming eye care through the development and commercialization of high-value therapeutics based upon our proprietary Optejet® Microdose Array Print (MAP™) technology Investment Highlights PLATFORM TECHNOLOGY for potential pipeline expansion into further high-value ophthalmic indications

eyenovia.com Product Candidate Therapeutic Area Phase 3 NDA MydCombi™ 1 (trop+phen) Pharmacologic Mydriasis MicroLine1 (pilocarpine) Presbyopia MicroPine3 (atropine) Progressive Myopia 4 Potential pipeline expansion activities leveraging Optejet® technology are ongoing * Estimate only |. 1 Out-licensed to Arctic Vision in Greater China and South Korea |. 2 Estimate from DelveInsight Presbyopia report; December 2020 3 Out-licensed to Bausch Health in the US and Canada, and Arctic Vision in Greater China and South Korea |. 4 CHAPERONE oversight and costs assumed by Bausch Health Late-Stage Ophthalmic Pipeline for US Registration in Markets Valued Over $12.7 Billion $250M+ US market opportunity* MIST-1 MIST-2 ~$7.7B US market opportunity2 VISION-2 $5B+ US market opportunity* CHAPERONE4 VISION-1

eyenovia.com 5 Eyenovia Leadership Team Malini Batheja VP, Pharmaceutical R&D Norbert Lowe VP, Commercial Beth Scott VP, Regulatory and Medical Affairs Bren Kern SVP, Operations John Gandolfo CFO Greg Bennett VP Clinical Operations CRR Michael Rowe CEO

eyenovia.com Potential overexposure to drug and preservatives • Conventional droppers can overdose the eye by as much as 300%+1 • Known to cause ocular and systemic side effects1 Protruding tip may create cross-contamination risk • More than 50% of administrations unintentionally touch ocular surface2 More difficult to use with poor compliance • Requires head tilting and aiming which may be compromised in pediatric and elderly populations • No dosage reminders or tracking which may lead to missed doses 6 1 Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20 2 Brown MM, Brown GC, Spaeth GL. Improper topical self-administration of ocular medication among patients with glaucoma. Can J Ophthalmol. 1984 Feb;19(1):2-5. PMID: 6608974. Standard Eyedroppers Have Limited Therapeutic Approaches

eyenovia.com 7 Precise, Physiological Dosing Directly coats the cornea, reducing overexposure to drug as well as preservative toxicity.1 Designed to eliminate drug overflow for a more comfortable patient experience. Efficacy Demonstrated statistical and clinical benefit in IOP reduction, pharmacological mydriasis and presbyopia (improvement in near vision).2,5 Safety Low systemic drug absorption and good ocular tolerability.3,4 Non-protruding nozzle for no-touch spray application, potentially minimizing risk of cross contamination seen with traditional eyedroppers. Ease of Use Horizontal drug delivery means no need to tilt the head back. Demonstrated first-time success with both medical professionals and patients.2 Compliance and Adherence Built-in technology allows pairing with smart devices to enable remote therapeutic monitoring, dosage reminders and therapy tracking. 1 Study with TUFTS University 2022, Data on File 2 Pasquale L. et al., Clinical Ophthalmology 2018 3 Wirta D. et al, Presentation at 2019 ASCRS meeting. 4 Ianchulev T. et al, Therapeutic Delivery 2018. 5 Presented at Eyecelerator, July 2021 Optejet® - Microdose Array Print (MAP™) Technology Designed for Optimal Drug Delivery

eyenovia.com 8 Optejet® | Maintains Ocular Surface Integrity Minimizing Ocular Stress 1Tufts University Study 2022, Data on File 2Study completed 2022, Data on File Minimizes Impact of Preservatives on Ocular Tissues Results of a human conjunctival cell line assay study with Tufts Medical Center indicate that the impact of preserved medications delivered with the Optejet is similar to non-preserved eye drops1 Qualified as a Multidose Preservative-Free Container Passed 106 microbial ingress challenge test demonstrating integrity of the container in normal use2 Provides unmatched flexibility in formulation selection

eyenovia.com 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six-Month Daily Treatment Compliance 28 Children Age 6 – 13 YO1 9 Optejet® | Impressive Treatment Compliance 1 Data on file with Eyenovia. 2Naito, 2018; Patel, 1995; Winfield, 1990 3Matsui, 1997 Meaningful Improvement in Real World Use Average of compliance rates from published ophthalmic studies2 Average of compliance rates from published pediatric studies3 This compares favorably to the approximately 50% compliance rate for pediatric medications as a whole, or the 59 – 69% range published for adult topical ophthalmic drug users2,3 In an ongoing late-stage trial, among the initial group of children using the Optejet once-daily, average compliance was nearly 90% during 6 consecutive months of Optejet use

10 Optejet® Platform | Potential High-Value Opportunities Estimated Gross Margins Based on $100/Month Price1 Next-Generation Ophthalmic Therapeutics • Eyenovia's microdose therapeutics are regulated as drug-device combination products, with primary mode of action being the drug. Primary oversight is by CDER, with additional input from FDA device reviewers Eyenovia Products Aim to Provide Competitive Pharmaceutical Margins: • All pipeline products are Eyenovia’s own proprietary micro-formulations • 180-dose cartridge allows for amortization of COGS over multiple months of therapy • MicroLine has strong potential as a cash-pay cosmeceutical while MydCombi™ is a cash-pay diagnostic 80% - 92% 1 Estimates for “at scale” (250,000 annual units minimum)

eyenovia.com 11 Presbyopia | There Exists a Significant Unmet Need 1 Estimate from DelveInsight Presbyopia report; December 2020 18 million people 40-55 years of age who never previously needed glasses suffer from presbyopia in the US alone • Presbyopia is the age-related loss of near vision that occurs as the lens becomes inelastic • Majority of people aged 40 – 55 have never needed glasses prior to having difficulty with near vision • Having to wear glasses can be an inconvenience and an unwanted outward signal of aging • An alternative which is less obvious and more convenient is seen as valuable • Eyenovia’s MicroLine is intended to be that inconspicuous, convenient alternative • MicroLine provides near vision without the appearance and inconvenience of reading glasses Presbyopia is a 7.7 billion dollar1 market

eyenovia.com 12 MicroLine Product Profile Effective at restoring functional vision, such as the ability to read a menu or cell phone Ability to use “as needed” without chronic dosing Rapid onset of action Easy to administer Comfortable instillation with low incidence of brow or headache to drive patient satisfaction and re-use

eyenovia.com 13 VISION-1 Study Design • Phase 3, double-masked, placebo-controlled, cross-over superiority trial – Microdosed pilocarpine 1%, 2% and placebo ophthalmic sprays • Primary endpoint: mesopic high-contrast binocular DCNVA gain at 120 minutes post-treatment – Analyzed separately for 2 cohorts: baseline DCNVA < 0.6 logMAR and ≥ 0.6 logMAR • Study time period: December 2020 – March 2021 VISION 1 Screening: Age 40 – 60 with Presbyopia Randomized to Treatment (N=84) 1% pilocarpine 2% pilocarpine Placebo

eyenovia.com Key Safety Outcomes All AEs were Transient in Nature 1 Resolved by 3 hours post-dose 2 Cohort of subjects with baseline DCNVA < 0.6 logMAR MicroLine Placebo Moderate Hyperemia1 2% 0% Instillation Discomfort 2% 0% Brow ache 2% 0% 0 50 100 Upon Instillation 30 minutes post dose Patient Comfort Assessment Placebo MicroLine Very Little Discomfort Quite a bit of Discomfort 7.7x More patients achieved > 3-line gain in the active group vs placebo2 71% Patients Report seeing improvement Exit survey: Percent reporting significant improvement in near vision VISION-1 Met Primary Endpoint Pilocarpine 2% Spray is Well-Tolerated and Comfortable

15 Post-Study Surveys Indicates Strong Preference for MicroLine MARKET RESEARCH 2 - December 2020 In a separate study among 100 presbyopic patients and 100 optometrists ✓ Most likely users were between 40 and 55 years old in the top half of household incomes ✓ A price of approximately $100 for 80 doses is not expected to be an issue ✓ Lack of side effects, especially headache, was deemed “very important” MARKET RESEARCH 3 - May 2022 Among 100 presbyopic patients aged 40-55 ✓ 4 out of 5 patients said they would prefer the Optejet device over the traditional eyedrop bottle MARKET RESEARCH 1 - June 2021 PRESBYOPIA FOCUS GROUPS DESCRIBE A BETTER OPTIONS The ideal product profile would include: ✓ No risk of headaches ✓ Lower risk of red eye/other side effects ✓ It’s futuristic and “cool” ✓ Convenience

eyenovia.com 16 VISION-2 Study Design VISION 2 Screening: Age 40 – 55 With Presbyopia Patients Randomized (N=~139) MicroLine Dose 1 (2% pilocarpine) Placebo Topline data anticipated 2H 2022 ➢ Phase 3 double-masked, placebo-controlled, cross-over superiority trial ➢ microdosed pilocarpine 2% and placebo ophthalmic sprays ➢ Primary endpoint: improvement in mesopic distance corrected near visual acuity 2 hours post-treatment ➢ First patient enrolled November 4, 2021

eyenovia.com 17 • Back-of-the-eye disease • Mostly begins in early childhood, with a genetic link to myopic parents1 • Pathologic elongation of sclera/retina which can lead to significant morbidity and visual sequelae2 • Retinal detachment • Myopic retinopathy • Vision loss • Quality of life • Currently, no FDA-approved drug therapies to slow myopia progression • Atropine may slow myopia progression by 60% or more3 1 Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32. 2 Eye and Contact Lens. 2004; 30 3 Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354 4 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019. Progressive Myopia Progression of Myopic Maculopathy Myopic Maculopathy Normal Macula Affects ~25M children in the US alone, with ~5M considered to be at high risk4

eyenovia.com 18 MicroPine Product Profile Clinically meaningful and significant effectiveness at preventing myopia progression versus placebo Ability for children to reliably use, once daily per eye Comfortable to instill, minimal impact on the ocular surface Minimal local side effects and systemic absorption Potential for tracking adherence and providing dosing reminders for purpose of improving treatment success

eyenovia.com 19 Chaperone Study Design CHAPERONE Screening: Age 3-12 With Pediatric Myopia Patients Randomized (N=~420) MicroPine Dose 1 (0.1% atropine) Placebo MicroPine Dose 1 (0.01% atropine) 36mo 12mo *Strategic partnership with Bausch Health for the development and commercialization of MicroPine Enrollment completion expected Q4 2022* Chaperone Study – Multi-year single Phase III Trial anticipated to complete in 2025 Primary Endpoint: Proportion of subjects with <0.5 diopter change in refractive error (myopia progression) from baseline through 36 months. Patients are then re-randomized to the same or an alternative treatment arm and followed for an additional 12 months.

eyenovia.com 20 Diagnostic Mydriasis 1 $200M annual sales of pharmaceutical mydriatic products used during 100M office-based exams ($2 * 100M) + $50M of single bottle mydriatic agents used cataract replacement surgery ($12.5 x 4M) Diagnostic mydriasis (pupil dilation) is part of the comprehensive eye exam • Estimated 100 million office-based comprehensive and diabetic eye exams and 4 million ophthalmic surgical dilations performed annually in the United States • Essential for diabetic retinopathy, glaucoma and retina disease screening • An estimated $250 million US market opportunity1 There are several issues with the current standard of care • Three different eyedrops • Patient discomfort and avoidance • Excess chair time • Hygiene risk

eyenovia.com 21 MydCombi™ among the first drug-device combination products for pupil dilation If approved, the only fixed drug combination of the two leading mydriatic medications in the US Device administered with the push of a button, saving up to ten minutes of technician time1 Touch-free, comfortable application does not require anesthetic with fewer than 1% of patients experiencing stinging discomfort2 Lower drug and preservative exposure, including systemic absorption of phenylephrine, which can be problematic in hypertensive patients2,3 Reliable in numerous patient practices. 60% of patients quickly achieved clinically significant mydriasis at 20 minutes and nearly 95% did so at 35 minutes post-dosage2 1 Denion E. et al, A 5-Minute Interval between Two Dilating Eye Drops Increases Their Effect. Optom Vis Sci. 2017 Aug 2 Wirta, D. Presented at ASCRS Annual Meeting, 2019, San Diego CA 3 Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20

eyenovia.com 22 MydCombi has a Superior Mydriatic Effect vs. Single Agents Presented by S. Rathi et al, American Academy of Optometry Annual Meeting, 2020 p=0.0183 Prompt Mydriasis Mydriasis >5mm achieved in 88% of patients at 20 minutes, without the delay of instilling multiple drops Superior Efficacy MydCombi achieved superior efficacy over single-agent components Office & Surgical Use Mydriasis >6 mm achieved in >93% of patients at 35 minutes post-dosage which is clinically meaningful for both office retinal exam and surgical dilation In the MIST-1 and MIST-2 studies, adverse events were infrequent and generally mild with none over 5% in incidence.

eyenovia.com Validating partnership for the development and commercialization of MydCombi™, MicroPine and MicroLine 23 Strategic Partnerships to Potentially Extend Commercial Reach Upfront payment: $4M Potential milestone payments and reimbursed development costs: $41.75M Commercial supply terms or royalties: mid-single digits Territory: Greater China (mainland China, Hong Kong, Macau and Taiwan) and South Korea Arctic Vision Announces First Patient Enrolled in Phase III Clinical Trial of ARVN003 for Presbyopia – July 4, 2022 • ARVN003 (MicroLine) is expected to be the first approved drug for presbyopia in China • This is the first clinical trial approved in China for presbyopia drugs

eyenovia.com Strategic partnership for the development and commercialization of MicroPine 24 Strategic Partnerships to Potentially Extend Commercial Reach Upfront payment: $10M Potential milestone payments and reimbursed development costs: $50M Reimbursed development costs associated with Phase 3 CHAPERONE trial to begin immediately US impacted population with high myopia estimated at approximately 5M1,2 Royalties on gross profit: mid-single digit to mid-teen percentages Territory: US and Canada 1 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. 2 U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

eyenovia.com 25 Intellectual Property Technology that has Multiple Layers of IP, Clinical and Regulatory Protection 15 U.S. Patents Issued; 12 Pending 87 O.U.S. Patents Issued; 36 Pending Volume delivered, method of delivery, speed of delivery, data capture Various patents in effect until late 2031 Provisional patents filed to bring protection through 2040

eyenovia.com 26 Nasdaq: EYEN Common Shares Outstanding 33.6M Equity Grants Outstanding Under Stock Plans 5.0M Warrants 6.1M Fully Diluted Shares 44.7M Cash $29.4M Debt $12.0M All figures as of June 30 2022 Financial Snapshot

eyenovia.com Board of Directors 27 General partner of Hatteras Venture Partners Kenneth Lee Jr. Lead Director Managing Director, Equity Capital Markets at Suntrust Robinson Humphrey Charles Mather IV Independent Director Ophthalmologist-in-Chief Wills Eye Hospital Julia Haller, MD Independent Director President of The Drone Racing League Rachel Jacobson Independent Director Former President, The US Conference of Mayors Stephen Benjamin Independent Director Co-Founder of Eyenovia Sean Ianchulev, MD, MPH Chairman Partner, Reillen Group Ellen Strahlman, MD, MS Independent Director EVP, REGENXBIO Ram Palanki, PharmD Independent Director CEO of Eyenovia Michael Rowe Director